ARTHUR ANDERSEN LLP
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-08437.

                                                         /s/ ARTHUR ANDERSEN LLP

Phoenix, Arizona,
  March 29, 1999.